UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of  report  (Date  of  earliest  event  reported)  November  27,  2006
                                                           ---------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-6395                                   95-2119684
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        (Commission File Number)               (IRS Employer Identification No.)

                    200 Flynn Road
                 Camarillo, California                          93012-8790
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         (Address of Principal Executive Offices)               (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

            As previously reported, on June 15, 2006 the Company received a Staff Determination letter from the Nasdaq Stock Market indicating that the Company's securities are subject to delisting from The Nasdaq National Market because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 ("First Quarter Form 10-Q") and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). On July 20, 2006, the Company announced that it expects to restate its financial statements for fiscal years 2002 through 2006 to record additional non-cash compensation expense related to stock options. The restatement will also affect financial statements for earlier fiscal years and adjustments for those earlier years will be reflected as part of the opening balances in the financial statements for the restatement period. Also as previously reported, a Nasdaq Listing Qualifications Panel (the "Panel") granted the Company's request for additional time to regain compliance and set November 10, 2006 as the date by which the Company must file all required restatements and the First Quarter Form 10-Q.

On August 29, 2006 the Company announced that it would be unable to timely file its Form 10-Q for the fiscal quarter ended July 30, 2006 ("Second Quarter Form 10-Q"), and stated its intention to file it by the November 10 deadline established by Nasdaq with respect to the other reports. On October 27, 2006, the Company updated the Panel on its progress toward filing and requested an extension of the deadline until November 27, 2006. On November 6, 2006, the Panel granted the Company's request for additional time to regain compliance and set November 27, 2006 as the date by which the Company must file all required restatements, the First Quarter Form 10-Q, and the Second Quarter Form 10-Q.

On November 27, 2006 and at the Company's request, the Nasdaq Listing and Hearings Review Council notified the Company that it had called the Panel's decision for review and has stayed any future Panel determinations to suspend the Company's securities from trading until the review process runs its course. If the Listing Council determines it is appropriate, it may grant the Company additional time to regain compliance with Nasdaq's filing requirement, until the earlier of 60 days from the date of its decision or 180 days from the Panel's decision.

The Company continues to work diligently to file all required reports with the SEC as quickly as possible and thereby regain compliance with Nasdaq's continued listing requirements, but it can provide no assurances that it will be able to do so.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits
     --------

Exhibit 99.1           Press Release of the Company dated November 27, 2006


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

Forward-Looking and Cautionary Statements

            This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

            Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected, including whether the Company will be able to file its future reports on time and whether the Company will be able to file its delinquent quarterly reports and required restatements in sufficient time to prevent Nasdaq delisting. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2006, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2006                         SEMTECH CORPORATION


                                                By: /s/ Emeka Chukwu
                                                    ----------------
                                                    Emeka Chukwu
                                                    Chief Financial Officer


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

                                INDEX TO EXHIBITS


Exhibit Number          Description of Document
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Exhibit 99.1            Press Release of the Company dated November 27, 2006


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